SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           October 31, 2002

                                 NORTHEAST BANCORP

(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

158 Court Street, Auburn, Maine	04210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 777-6411

Item 7.	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 31, 2002 regarding first quarter 2002 earnings, the declaration of a dividend and the expansion of operations.

Item 9. Regulation FD Disclosure.

     On October 31, 2002, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing it's earnings for the first quarter ended September 30, 2002, declaring the payment of a dividend, and announcing plans to expand its operations into Portland, Maine.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This press release is furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

[Rest of Page Intentionally Blank. Signature on Following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORTHEAST BANCORP
Date: October 31, 2002	By:	/s/ James D. Delamater
James D. Delamater
President and Chief
Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated October 31, 2002 regarding first quarter 2002 earnings, the declaration of a dividend and the expansion of operations.